UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2016 (September 13, 2016)

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Community Healthcare Trust Incorporated (the "Company") is presenting Rule 3-14 financial statements for Parkway Professional Plaza, Treasure Coast Medical Pavilion, Rockside Medical and Mercy Health Medical Office Building in accordance with the requirements of Rule 3-14 of Regulation S-X.

On January 21, 2016, the Company, through a subsidiary of its operating partnership, Community Healthcare OP, LP, acquired from Triveritas, LLC, Parkway Professional Plaza, a 40,036 square foot medical office building in Lakeland, Florida for a purchase price of approximately $6.8 million.

On March 30, 2016, the Company, through a subsidiary of its operating partnership, Community Healthcare OP, LP, acquired from Medical Mall Associates of Martin County, LTD, Treasure Coast Medical Pavilion, a 56,457 square foot medical office building in Jensen Beach, Florida for a purchase price of approximately $9.4 million.

On April 19, 2016, the Company, through a subsidiary of its operating partnership, Community Healthcare OP, LP, acquired from Sally Dennison Willard, Rockside Medical, a 54,611 square foot medical office building in Independence, Ohio for a purchase price of approximately $10.4 million.

On August 31, 2016, the Company, through a subsidiary of its operating partnership, Community Healthcare OP, LP, entered into a purchase and sales agreement with SVMMC05 Toledo OH LLC to acquire a 23,368 square foot medical office building in Toledo, Ohio for a purchase price of approximately $3.2 million.

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

The following Historical Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 which are attached hereto and incorporated by reference.

Exhibit 99.1	Financial Statements of Property Acquired - Parkway Professional Plaza
Independent Auditor's Report
Historical Statement of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2015
Notes to the Historical Statement of Revenues and Certain Direct Operating Expenses

Exhibit 99.2	Financial Statements of Property Acquired - Treasure Coast Medical Pavilion
Independent Auditor's Report
Historical Statement of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2015
Notes to the Historical Statement of Revenues and Certain Direct Operating Expenses

Exhibit 99.3	Financial Statements of Property Acquired - Rockside Medical
Independent Auditor's Report
Historical Statements of Revenues and Certain Direct Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015
Notes to the Historical Statements of Revenues and Certain Direct Operating Expenses

Exhibit 99.4	Financial Statements of Property To Be Acquired - Mercy Health Medical Office Building
Independent Auditor's Report
Historical Statements of Revenues and Certain Direct Operating Expenses for the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015
Notes to the Historical Statements of Revenues and Certain Direct Operating Expenses

(b) Pro Forma Financial Information.

The following pro forma financial statements and related notes are set forth in Exhibit 99.5 which are attached hereto and incorporated by reference.

Exhibit 99.5	Pro Forma Financial Information
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2016
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2016
Unaudited Pro Forma Consoldiated Statement of Operations for the Year Ended December 31, 2015
Notes to the Unaudited Pro Forma Consolidated Statement of Operations

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of BDO USA, LLP
99.1	Financial Statements of Property Acquired - Parkway Professional Plaza
99.2	Financial Statements of Property Acquired - Treasure Coast Medical Pavilion
99.3	Financial Statements of Property Acquired - Rockside Medical
99.4	Financial Statements of Property To Be Acquired - Mercy Health Medical Office Building
99.5	Unaudited Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes W. Page Barnes Executive Vice President and Chief Financial Officer
Date: September 13, 2016

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of BDO USA, LLP
99.1	Financial Statements of Property Acquired - Parkway Professional Plaza
99.2	Financial Statements of Property Acquired - Treasure Coast Medical Pavilion
99.3	Financial Statements of Property Acquired - Rockside Medical
99.4	Financial Statements of Property To Be Acquired - Mercy Health Medical Office Building
99.5	Unaudited Pro Forma Financial Information